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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 26, 2006

                               GENTEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Michigan                    0-10235                38-2030505
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

             600 North Centennial Street
                  Zeeland, Michigan                              49464
       (Address of principal executive office)                (Zip Code)

       Registrant's telephone number, including area code: (616) 772-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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SECTION 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On January 26, 2006, Gentex Corporation issued a news release announcing results for the fourth quarter and year ended December 31, 2005. A copy of the news release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SECTION 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (d)   Exhibit

               99.1 - News Release Dated January 26, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 26, 2006                GENTEX CORPORATION
                                        (Registrant)


                                        By:  /s/ Enoch Jen
                                             -----------------------------------
                                             Enoch Jen
                                             Vice President - Finance and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

99.1   News Release Dated January 26, 2006.